1


                              SCHEDULE 14A PRIVATE
                                 (RULE 14A-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [_]


Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                                 POKER.COM, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)



    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] 500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)  and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount previously paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing party:
     (4)  Date filed:

                                    POKER.COM
                         THE ULTIMATE GAMING CONNECTION

                 630 - 1188 W. GEORGIA ST, VANCOUVER BC  V6E 4A2
                  TELEPHONE:  604-689-5998  FAX:  604-689-8988


July  31,  2003

Dear  Shareholder:

On behalf of the Board of Directors (the "Board") of Poker.com, Inc. (the "Company") I take this opportunity to invite you to the Annual General Meeting of Shareholders (the "Annual Meeting") to be held on TUESDAY SEPTEMBER 9, 2003, at 2:00 P.M., Pacific Standard Time (PST) at the Bellingham Cruise Terminal, Conference Room B - 355 Harris Avenue, Bellingham, WA. Members of the Company's management team will also be present to answer any of your questions at the completion of the meeting.

At the Annual Meeting, shareholders will be asked to:

     (i)       Consider  and  vote  for  the  election  of  Directors;

     (ii) Approve the appointment of the firm of Pannell Kerr Forster, Independent Certified Public Accountants, to act as the Company's independent auditors;

     (iii) Approve changing the name of the Company from POKER.COM, INC. to LEGALPLAY, INC.

     (iv) Any other business that may be lawfully brought before the Annual Meeting.

The foregoing items are explained in further detail contained in the Proxy Statement attached.

We note that only Shareholders of Record at the close of business on July 30, 2003 will be entitled to the Notice of the Annual Meeting and to vote at the Meeting or at any continuance(s) or any adjournments(s) thereof. Each share of stock is entitled to one vote per share at the meeting.

I hope you will be able to attend the Annual Meeting. Should you not be able to attend the Annual Meeting we ask that you please complete, date and sign the enclosed proxy form and return it to our offices at: #630 - 1188 W. Georgia St., Vancouver, British Columbia, Canada, V6E 4A2, Attention: Mark Glusing or by fax at (604) 689-8988. You may still attend the Annual Meeting and vote in person even though you may have previously returned your proxy form to our offices.

In order to assist the Company in making arrangements for the Annual Meeting, please notify Daniela Milea at (604) 689-5998 or fax (604) 689-8988 prior to SEPTEMBER 3, 2003 if you plan to attend in person.


                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Mark Glusing
                                         ---------------------------------------
                                         MARK GLUSING, PRESIDENT

                                 POKER.COM, INC.
                         SUITE 630, 1188 W. GEORGIA ST.
                                  VANCOUVER, BC
                                     V6E 4A2

                        NOTICE OF ANNUAL GENERAL MEETING
                               OF SHAREHOLDERS OF
                                 POKER.COM, INC.
--------------------------------------------------------------------------------


To the Shareholders of Poker.com, Inc.:

NOTICE IS HEREBY GIVEN that an Annual General Meeting of the Shareholders (the "Annual Meeting") of Poker.com, Inc. (the "Company") will be held on Tuesday September 9, 2003 at 2 p.m. Pacific Standard Time (PST), at the Bellingham Cruise Terminal, Conference Room B - 355 Harris Avenue, Bellingham, WA.

At the Annual Meeting, shareholders will be asked to: (i) Consider and vote for the election of Directors; (ii) Approve the appointment of the firm Pannell Kerr Forster, Independent Certified Public Accountants, to act as the Company's independent auditors; (iii) Approve changing the name of the Company from POKER.COM, INC. to LEGALPLAY, INC.; (iv) Any other business that may be lawfully brought before the Annual Meeting.

The forgoing items are explained in further detail in the Proxy Statement accompanying this Notice.

Only Shareholders of Record at the close of business on July 30, 2003 are entitled to vote at the Annual General Meeting or at any continuance(s) or any adjournment(s) thereof. Each share of stock is entitled to one vote per share at the meeting.

The election of Directors will be determined by plurality vote. The approval of the appointment of the Company's auditors and changing of the Company's corporate name will require the affirmative votes of a majority of the voting shares of the Company. These votes will be cast at the Annual Meeting and may comprise of either the shareholder being present at the meeting of by way of proxy as set out by the Articles of Incorporation.

To assist the Company in making arrangements for the meeting, please notify the Company by telephone (604) 689-5998 or Fax (604) 689-8988 prior to SEPTEMBER 3, 2003 if you plan to attend the meeting in person.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Mark Glusing
                                         ---------------------------------------
                                         MARK GLUSING, PRESIDENT


PLEASE NOTE: YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING IN PERSON, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE PREVIOUSLY SENT IN YOUR PROXY. PLEASE MAIL YOUR PROXY PROMPTLY AND SAVE THE COMPANY THE EXPENSE OF ADDITIONAL REQUESTS FOR PROXIES.

                                 POKER.COM, INC.
                           SUITE 630, 1188 W. GEORGIA
                                  VANCOUVER, BC
                                     V6E 4A2
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                 ---------------


GENERAL

This Proxy Statement is furnished to shareholders of Poker.com, Inc., a Florida Corporation (the "Company"), in connection with the solicitation of proxies to be voted at the Company's next Annual Meeting of Shareholders. (the "Annual Meeting") The Annual Meeting will be held on Tuesday September 9, 2003, at 2 p.m. Pacific Standard Time (PST), at the Bellingham Cruise Terminal, Conference Room B - 355 Harris Avenue, Bellingham, WA. The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. This Proxy Statement was mailed to the Shareholders of Record of the Company as of July 30, 2003.

At the meeting, the following matters will be considered and voted upon:

1. PROPOSAL NO. 1. Election of Keith Andrews and Cecil Morris as Directors to hold office until the 2004 Annual Meeting of Shareholders or until their successors shall have been duly elected and qualified. (See "PROPOSAL ONE-ELECTION OF DIRECTORS"); and

2. PROPOSAL NO.2 Appoint the firm of Pannell Kerr Forster, Independent Certified Public Accountants, to act as the Company's auditors for the 2003 fiscal year. (See "PROPOSAL TWO - APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS) and;

3. PROPOSAL NO. 3 Approve changing the name of the Company from POKER.COM, INC. to LEGALPLAY, INC. (See "PROPOSAL THREE - CHANGING OF THE COMPANY
     NAME) and;

4. GENERAL. Any other business that may be lawfully brought before the Annual Meeting. (See "GENERAL MATTERS")


The Board of Directors recommends that shareholders vote FOR all nominees for Director listed in Proposal No. 1 and FOR Proposal Nos. 2 through 4.

              INFORMATION CONCERNING PROXY SOLICITATION AND VOTING

VOTING RIGHTS

The outstanding voting shares of the Company on June 26, 2003, was 25,425,000
                                                                   ----------
SHARES of Common Stock, par value $0.001 per share ("Common Stock").  Holders of
------
Common stock at the close of business on July 30, 2003 (the record date), will be entitled to one vote per share of common stock held at the Annual Meeting.

VOTING AND REVOCATION OF PROXIES

By completing and returning the accompanying proxy form, the shareholder authorizes the Company President, Mark Glusing, or in his place Keith Andrews, as designated on the face of the proxy for (the "Proxy Holder"), to cast votes for all shares held by the shareholder. All proxies that are returned properly signed and dated to the Company by the specified date will be voted by the Proxy Holder as the shareholder directs.

If no direction is given, valid proxies will be voted by the Proxy Holder as follows:

     1.   FOR the election of the persons nominated as directors; and

     2. FOR the appointment of Pannell Kerr Forster, Independent Certified Public accountants as the Company's auditors for the 2003 fiscal year; and

     3. FOR the change of the Company's name from POKER.COM, INC. to LEGALPLAY, INC.

     4. Additionally, the shares represented by a valid proxy will be voted by the Proxy Holder in his discretion, on any other matters that may properly come before the Annual Meeting and that the Company did not have notice of as of July 30, 2003 (the record date), The Board of Directors does not know of any matters to be considered at the Annual Meeting other than the proposals described above. In the event that any director nominee is unable to serve, the Proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors. The Board of Directors currently has no reason to believe that any nominee will be unavailable or unwilling to serve.

A proxy may be revoked by (i) delivering a written statement to the President of the Company stating that the proxy is revoked, (ii) by delivering to the President of the company or presenting at the Annual Meeting a new proxy executed on a later date by or on behalf of the person or entity executing the prior proxy, or (iii) by voting in person at the Annual Meeting. A revoked proxy will not be voted.

QUORUM AND VOTING REQUIREMENTS

A quorum of the voting shares of the Company must be present at the Annual Meeting for a vote to be taken. Under Florida law and the Company's certificate of Incorporation and Bylaws, a quorum will be present if a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

With respect to PROPOSAL NO. 1, the Directors will be elected by a plurality of the shares present in person or by proxy and voting at the Annual Meeting.
Under this proposal votes may be cast in favour of the nominees or be withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect.

With respect to PROPOSAL NO. 2, the appointment of Pannell Kerr Forster, Independent Certified Public Accountants, to act as the Company's auditors will require the affirmative vote of a majority of the votes cast at the Annual Meeting. Any abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved.

With respect to PROPOSAL NO. 3, the change of name of the Company will require the affirmative vote of a majority of the votes cast at the Annual Meeting. Any abstentions and broker non-votes will not be counted for purposes of determining whether the proposal has been approved

With respect to PROPOSAL NO. 4, any other business of the Company that may lawfully be brought before the Meeting will be voted on by the Proxy Holder at his/her discretion.

ADJOURNMENT OF ANNUAL MEETING

In the event that Proxies representing sufficient votes to constitute a quorum are not received by the date of the Annual Meeting, the Proxy Holder may propose one or more adjournments the proxies will continue to be valid and, once a quorum is present in person or by proxy, directors may be elected to plurality vote and the Company will otherwise conduct the business of the Annual Meeting. The Proxy Holder will vote in favour of any such proposed adjournments.

SOLICITATION

The solicitation of proxies pursuant to this Proxy Statement will be made primarily by mail. In addition, officers, employees and representatives of the Company may solicit proxies by telephone, mail or personal interviews and arrangements will be made with banks, brokerage firms and others to forward solicitation materials to the beneficial owners of shares held of record by them.

The total cost of all such solicitation efforts, including reimbursement of expenses of brokers and other nominees, will be borne by the Company.

SECURITY OF OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information relating to the Security of Ownership of Certain Beneficial Owners and management as at June 26, 2003. In particular the tables set out what:

(i) each person who is known to the Company to beneficially own more than five percent of the outstanding shares of Common Stock of the Company,

(ii) the beneficial ownership of such securities by each executive officer and director of the Company, and

(iii) the beneficial ownership of all such securities by all or the Company's directors and executive officers as a group. Stock is considered "beneficially owned" by a person if such person, directly or indirectly, through any contract, arrangement, understanding or otherwise has or shares: (i) voting power for the stock; and/or (ii) the beneficial ownership of all such securities by all or the Company's directors and executive officers as a group. Stock is considered "beneficially owned" by a person if such person, directly or indirectly, through any contract, arrangement, understanding or otherwise, has or shares: (i) voting power for the stock; and/or (ii) investment power for the stock (including the power to dispose of the stock). Such "beneficial ownership" also includes stock that a person has the right to acquire within 60 days of July 30, 2003. Unless otherwise indicated, the persons or entities named in the table have sole voting and investment power with respect to all shares of stock beneficially owned by them, subject to applicable community property laws. The percentage ownership for each person is calculated assuming that all the stock that could be acquired by that person within 60 days, by option exercise or otherwise, has in fact been acquired and that no other shareholder has exercised a similar right to acquire additional shares.

-----------------------------------------------------------------------------------------
                                                  AMOUNT AND NATURE
 CLASS OF SHARES        NAME AND ADDRESS            OF BENEFICIAL     PERCENT OF CLASS OF
                       OF BENEFICIAL OWNER            OWNERSHIP             SHARES
-----------------------------------------------------------------------------------------
Common                      CEDE & Co.                   12,528,645         49.28%
                           PO Box 222
                       Bowling Green Stat
                       New York, NY 10274
-----------------------------------------------------------------------------------------
Common                    (1) Liz Bryce                   2,403,400          9.45%
-----------------------------------------------------------------------------------------
Common            Blue Diamond International Inc.         3,000,000         11.80%
                       1st Floor no.8 Pictet
                           De Roche 1207
                               Geneva
-----------------------------------------------------------------------------------------
Common                  Pokersoft Corporation             3,000,000         11.80%
                               A V V
                            7Abraham De
                           Veerstraat Po
                        Bocuraco Netherlands
-----------------------------------------------------------------------------------------
Common                   (2) Mark Glusing                   875,000          3.44%
-----------------------------------------------------------------------------------------
Common                   (3) Keith Andrews                        0            0%
-----------------------------------------------------------------------------------------
Common                   (4) Cecil Morris                         0            0%
-----------------------------------------------------------------------------------------

 Total Common Shares Outstanding                         25,425,000           100%

Common               All Directors and Executives           875,000          3.44%
                     as a Group
                     --------------------------------------------------------------------------




----------------------------
(1) LIZ BRYCE OWNS 1,297,900 SHARES THROUGH HER COMPANY ALA CORP. AND COLLECTIVELY WITH HER PARENTS OWNS 2,403,400 SHARES OF 9.45% OF THE ISSUED SHARES OF THE COMPANY.
(2) PRESIDENT AND ACTING CFO OF THE COMPANY. 875,000 SHARES HELD DIRECTLY. 300,000 OPTIONS HELD INDIRECTLY.
(3) DIRECTOR OF THE COMPANY. NO SHARES HELD DIRECTLY, 200,000 OPTIONS HELD INDIRECTLY.
(4) DIRECTOR OF THE COMPANY. NO SHARES HELD DIRECTLY, 200,000 OPTIONS HELD INDIRECTLY.

                      PROPOSAL ONE- ELECTION OF DIRECTORS

NOMINEES

A Board of two directors will be elected at this year's meeting, with each director designated to serve a one year term. All nominees were elected by the shareowners at the last annual meeting.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth certain information concerning Directors and Executive Officers of the Company and certain Officers/Directors of the wholly owned subsidiaries of the Company.

---------------------------------------------------------------
                                              BEGAN TO SERVE AS
NAME             AGE       POSITIONS HELD     ON OFFICER OR
                                              DIRECTOR
---------------------------------------------------------------
Mark Glusing    32       President & Acting   2002
                         CFO
---------------------------------------------------------------
Cecil Morris    71       Director             2000
---------------------------------------------------------------
Keith Andrews   42       Director             2001
---------------------------------------------------------------

No family relationships exist amongst any of the Directors or Officers. All Directors shall hold office until the next Annual Meeting of Shareholders in 2004 or until their successors are duly elected and qualified. Officers serve at the pleasure of the Board of Directors.

A brief summary of the principal occupations of each of the Executive Officers and Directors named above for the past five (5) years are as follows:

MARK GLUSING is the President and acting CFO of the company. Mr. Glusing has a strong background in international business management and finance and previously was a director and the Chief Operating Officer of Immune Network Ltd., a publicly traded biotech company, and is a former director of BC Research Inc., a technology incubator based in Vancouver. Mr. Glusing recently resigned as a director of publicly traded Pan Asia Communications Inc. and currently is a director of 649.com Inc. and is President and a director of the Company's wholly owned SkillPoker.com, Inc.

KEITH ANDREWS, brings a wealth of experience to the company. He currently serves as Vice President of Strategic Alliances for VERB Exchange; a Vancouver based unified communications company. Mr. Andrews ran his own consulting firm for 10 years providing services, strategies and contract negotiating skills to major corporations. He has worked with AT&T, Spectra Group, IMG, and Keg restaurants. Mr. Andrews has been responsible for major sponsorship and alliance negotiations involving firms such as Molson Breweries, Labatt's, Nike, Coca Cola, Pepsi, JBL, BOSE, and major sports affinity associations.

CECIL MORRIS is a retired, freelance business consultant based in Cape Town, South Africa with expertise in software programming and electronics development. Mr. Morris assisted a number of technology companies based in South Africa and internationally during his career.

STANDING AUDIT COMMITTEE

The Company does not presently have an appointed Standing Audit Committee.

BOARD MEETINGS

The Board of Directors did not meet in person for the fiscal year ending December 31, 2002. All authorizations, approvals and ratifications were provided by unanimous written consent orders by each director in fiscal year 2002.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

The following table sets forth the compensation of the Chief Executive Officer of the Company and certain other highly compensated Executive Officers of the Company for each of the Company's last three fiscal years whose total salary and bonus for the year ended December 31, 2002.

The Company and its subsidiaries have no pension or retirement plan for its Executive Officers. The Company prefers to pay higher cash compensation in lieu of making substantial pension plan contributions. The Company and its subsidiaries have adopted informal, unwritten bonus plans for its employees and executive officers. Under the plans, each Company's Board of Directors typically evaluates the Company's productivity and allocates bonuses twice a year based primarily on such productivity and the employee's performance.

-----------------------------------------------------------------------------------------------------------------
                                             SUMMARY COMPENSATION TABLE

                                                               Long Term Compensation
                                                               -------------------------------------
                 Annual Compensation                           Awards                    Payouts
-----------------------------------------------------------------------------------------------------------------
(a)                 (b)       (c)       (d)         (e)            (f)          (g)         (h)          (i)
-----------------------------------------------------------------------------------------------------------------
Name and         Year        Salary    Bonus   Other Annual    Restricted   Securities   LTIP        All Other
Principal                      ($)      ($)      Compen-       Stock        Underlying   Pay outs    Compen-
Position                                        sation ($)     Awards       Options/     ($)         sation ($)
                                                                            SARS (#)
-----------------------------------------------------------------------------------------------------------------
Charlo Barbosa    12/31/00     $0.00    $0.00           $0.00            0    210,000/0       $0.00      $33,409
Former
President,
COO and
Director(5)
-----------------------------------------------------------------------------------------------------------------
Michael           12/31/02     $0.00    $0.00           $0.00            0          0/0       $0.00     $146,158
Jackson           12/31/01     $0.00    $0.00           $0.00            0          0/0       $0.00      $91,671
Former            12/31/00     $0.00    $0.00           $0.00            0    300,000/0       $0.00      $37,500
President,
CEO, Secretary
and Director(6)
-----------------------------------------------------------------------------------------------------------------
Christa Taylor    12/31/02   $45,265    $0.00           $0.00            0          0/0       $0.00        $0.00
Former            12/31/01   $45,331    $0.00           $0.00            0    300,000/0       $0.00        $0.00
President,        12/31/00   $35,000    $0.00           $0.00            0          0/0       $0.00        $0.00
CFO, Secretary
and Director(7)
-----------------------------------------------------------------------------------------------------------------
Mark Glusing      12/31/02  $  3,945    $0.00           $0.00            0          0/0       $0.00        $0.00
President(8)
-----------------------------------------------------------------------------------------------------------------




----------------------------
(5) Mr. Barbosa resigned as officer and as a director on November 2, 2000. All other compensation paid was for management services.
(6)  Mr. Jackson was appointed CEO, Secretary and elected to the Board of Directors on July 16, 1999.  He resigned as Secretary on November 2, 2000 and maintained the offices of President and CEO in addition to his position on the Board of
Directors.  In September 2001, Mr. Jackson resigned as CEO and as a director.
On the resignation of Ms. Taylor in November 2002, Mr. Jackson was again appointed to the offices of President and CEO.  He resigned on December 13, 2002 on the appointment of Mr. Glusing as President.  All other compensation paid was to a company wholly owned by Mr. Jackson and was for management services.
(7)  Ms. Taylor was initially appointed as our CFO and Secretary in November 2000.
She was appointed to the Board of Directors on November 2, 2000.  In September
2001, Ms. Taylor resigned as CFO and director and was reappointed CFO and also
President.  In November 2002, Ms. Taylor resigned as President and CFO.
(8)  Mr. Glusing was appointed President on December 13, 2002. Mr. Glusing will receive US$71,242 in 2003 as his annual salary.

STOCK OPTION GRANTS AND AGGREGATED STOCK OPTION/SAR EXERCISES

The Company granted no stock options or stock appreciation rights ("SARs") to the named Executive Officers in the last fiscal year. The following table sets forth the aggregated Common Stock Options exercised by the named Executive Officers in the last fiscal year and the year-end value of unexercised options:

                    AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR ENDED DECEMBER 31, 2002
                                       AND FISCAL YEAR-END OPTION VALUES

---------------------------------------------------------------------------------------------------------------
                                                                                  VALUE OF UNEXERCISED IN-THE-
                      SHARES       VALUE           NUMBER OF UNEXERCISED          MONEY OPTIONS/SARS AT FISCAL
      NAME         ACQUIRED ON   REALIZED   OPTIONS/SARS AT FISCAL YEAR-END (#)           YEAR-END ($)
                   EXERCISE (#)     ($)          EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------
MICHAEL JACKSON,       0             0                  300,000/                             $0.00
FORMER PRESIDENT,                                          0
CEO, SECRETARY
AND DIRECTOR
---------------------------------------------------------------------------------------------------------------
CHRISTA TAYLOR,        0             0                    0*/                                $0.00
FORMER PRESIDENT,                                          0
CFO, SECRETARY
AND DIRECTOR
---------------------------------------------------------------------------------------------------------------
MARK GLUSING,          0             0                     0/                                $0.00
PRESIDENT                                                  0
---------------------------------------------------------------------------------------------------------------

* Ms. Taylor resigned as President and CFO on November 22, 2002, and her options were cancelled on December 23,
2002.

DIRECTOR COMPENSATION

All non-employee directors of the Company received compensation for their services in the amount of $6,000 per annum per person for the fiscal year 2002.

EMPLOYEE AGREEMENTS

There were no employee agreements entered into during fiscal year 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No family relationships exist amongst any of the Directors and during fiscal year 2002 there were no relationships or Related transactions that occurred.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTIONS OF ALL NOMINEES TO THE BOARD OF DIRECTORS NAMED ON THE ACCOMPANYING PROXY FORM.


                PROPOSAL TWO- APPOINTMENT OF INDEPENDENT AUDITORS

Pannell Kerr Forster, Independent Certified Public Accountants, have served as the Company's independent auditors since March 2000. The Board of Directors wishes to reappoint Pannell Kerr Forster as the Company's independent auditor for the fiscal year ending December 31, 2002. No representative of Pannell Kerr Forster is expected to be present at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPOINTMENT OF PANNELL KERR FORSTER, INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

ACCOUNTING FEES

AUDIT FEES

Aggregate fees rendered for the audit of the Registrant's Annual Financial Statements for the most recent fiscal year and the reviews of the Registrant's Form 10QSB for that fiscal year totaled US$ 11,343.
ALL OTHER FEES

The Company incurred no aggregate fees billed for services rendered by the Principal Accountants other than the services covered under "Audit Fees" in this section.


                  PROPOSAL THREE - CHANGING OF THE COMPANY NAME

In January 2003, the Company acquired the rights to a provisional patent for the method of determining skill in a tournament setting which would enable us to initiate the development of an on-line game of skill poker. The Company also entered into an agreement with Pokersoft Corporation A.V.V. for the development of software using the skill based system of our patent pending technology.

As such, our strategy is to enter into the on-line skill based gaming business through our subsidiary corporation SkillPoker.com, Inc., and to operate skill based tournaments in the United States and in Canada.

In addition, on December 6, 2002, the owner of the URL, Ala Corp, re-directed the URL www.poker.com to another website which effectively terminated our use of
        -------------
the URL and our ability to earn revenue from the URL. We are currently in litigation to recover the use of the URL.

The Board of Directors felt that with this new business direction of an online skill based gaming business coupled with the continuing litigation, it would be suitable that the Company's name better reflect the Company's vision.
Therefore, with shareholder approval we propose that the existing name of Poker.com, Inc., be changed to LEGALPLAY, INC. or similar such name based on the approval from the authorities in Florida.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE CHANGING THE NAME OF THE COMPANY FROM POKER.COM, INC. TO LEGALPLAY, INC. OR SUCH OTHER NAMES AS APPROVED BY LOCAL AUTHORITIES.





                         PROPOSAL FOUR - GENERAL MATTERS

Any other business that may be lawfully brought before the Annual Meeting.

                                   OTHER ITEMS

ANNUAL REPORT TO SHAREHOLDERS

The Company is forwarding to each beneficial shareholder as of July 30, 2003, a copy of the Company's Annual Report based on the Registration Statement filed by the Company on Form 10-KSB(A), as filed with the Securities Exchange Commission on April 16, 2003, except exhibits thereto. However, shareholders who wish to obtain copies of the exhibits, may by written request to the Company obtain a copy of such exhibits upon payment of a reasonable fee the Company may impose for providing such


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                                                                              12


exhibits. Requests for copies of the Exhibits to the Company's Form 10-KSB(A) should be mailed to: Poker.com Inc., Suite 630, 1188 W. Georgia , Vancouver, BC, V6E 4A2 Canada, Attention: Mark Glusing.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 requires that the Company's Executive Officers and Directors and persons who beneficially own more than ten percent of the Company's Common Stock, file initial reports of stock ownership and reports of changes in stock ownership with the Securities Exchange Commission. Officers, Directors and greater than ten-percent owners are required by applicable regulations to furnish the Company with copies of all section 16(a) forms that they file.

SHAREHOLDER PROPOSALS

In order for a shareholder's proposal to be considered for inclusion in the Company's proxy materials for the 2003 Annual General Meeting of Shareholders, the proposal must be received by the Company's President at the above address no later than August 29, 2003, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 as amended.

Proposals of shareholders submitted for consideration at the Company's 2003 Annual General Meeting other than those submitted for inclusion in the Company's proxy material pursuant to Rule 14a-8, must be delivered to the Company's President no later than August 29, 2003. If such timely notice of a shareholder's proposal is not given, then Company's Proxy Holder may exercise discretionary voting authority to vote on the proposal when and if it is raised at the 2003 Annual Meeting.


                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Mark Glusing
                                         ---------------------------------------
                                         MARK GLUSING, PRESIDENT


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                                                                              13


                                                                           PROXY

                                 POKER.COM, INC.
                           SUITE 630, 1188 W. GEORGIA
                              VANCOUVER, BC V6E 4A2

              ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON
                            TUESDAY SEPTEMBER 9, 2003

The undersigned shareholder hereby appoints Mark Glusing or Keith Andrews as Proxies, each with the power to appoint his substitute, and hereby authorizes them, or either of them, to represent and to vote as designated below, all of the shares of common stock of Poker.com, Inc. held on July 30, 2003, (the Record
Date) at the Company's Annual General Meeting to be held on SEPTEMBER 9, 2003 at 2:00pm (Pacific Standard Time) at the Bellingham Cruise Terminal, Conference Room B - 355 Harris Avenue, Bellingham, WA. I hope that you will be able to attend, and at any continuation(s) or adjournment(s) thereof. The proposals listed below are made by the Board of Directors.

     1.   ELECTION OF DIRECTORS

          a.   FOR all nominees listed below
                 (except as marked to the contrary below)

          b.   WITHHOLD AUTHORITY
                 to vote for all nominees listed below

     (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

          [_]  Keith Andrews
          [_]  Cecil Morris

     2. APPOINT OF PANNELL KERR FORSTER AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

          a. FOR
          b. AGAINST
          c. ABSTAIN

     3. APPROVE CHANGING THE NAME OF THE COMPANY FROM POKER.COM, INC. TO LEGALPLAY, INC. OR SUCH OTHER NAMES AS APPROVED BY LOCAL AUTHORITIES.

          a. FOR
          b. AGAINST
          c. ABSTAIN

     4. The Proxies are authorized to vote, IN THEIR DISCRETION, upon such other matters as may properly come before the meeting, provided the Company did not have notice of such matter on or before July 30, 2003 (the record date).

          This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THEN THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 THROUGH 3.

          Please sign exactly as your name appears on the records of the Company's transfer agent. When shares are held jointly, each person should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a Corporation, please sign in the full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.





DATED:________________________, 2003     _______________________________________
                                         Name of entity which owns the shares if
                                         other than an individual


____________________________________     _______________________________________
Signature (if signing individually)      Signature of authorized signatory



____________________________________     _______________________________________
Additional signature if held jointly     Title of authorized signatory


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